UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 28, 2023

APARTMENT INCOME REIT CORP.
APARTMENT INCOME REIT, L.P.
(Exact name of Registrant as Specified in Its Charter)

Maryland (Apartment Income REIT Corp.)	001-39686	84-1299717
Delaware (Apartment Income REIT, L.P.)	000-24497	84-1275621
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4582 South Ulster Street Suite 1700
Denver, Colorado		80237
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 757-8101

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Apartment Income REIT Corp. Class A Common Stock	AIRC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 30, 2023, Apartment Income REIT Corp. (“AIR”) and AIR-GP, Inc., the general partner of Apartment Income REIT, L.P. (the “Partnership” and together with AIR, the “Companies”), announced that John McGrath, Executive Vice President of Strategy, Capital Allocation, and Co-Chief Investment Officer will leave the Companies effective September 30, 2023. The Companies also announced the appointment of Joshua Minx, 41, as Executive Vice President and Chief Investment Officer effective that same date.
Mr. Minix joined AIR in 2021 as Executive Vice President and Co-Chief Investment Officer and with 10 years as a real estate investment professional: three years as an Investment Manager with Partners Group (2019-21), sourcing investments totaling more than $4 billion; and seven years as a managing director at Avesta Communities (2012-19). He is a graduate of Harvard Law School and earned his undergraduate degree at George Mason University. Mr. Minix will be compensated consistent with AIR’s compensation philosophy which is based on individual performance, including transactions, and company performance.
Mr. Minix is not party to any arrangement or understanding with any person pursuant to which he was appointed as Executive Vice President and Chief Investment Officer and he is not party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Companies. There are no family relationships between Mr. Minix and any of the directors and executive officers of the Companies.
In connection with his departure and as compensation for transactions completed to date, Mr. McGrath will receive a cash payment of approximately $722 thousand.

Item 7.01 Regulation FD Disclosure.
On August 30, 2023, AIR issued a press release. A copy of the press release is furnished as Exhibit 99.1.
The information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act.
Item 9.01 Financial Statements and Exhibits.
The following exhibits are furnished with this report:

Exhibit No.	Description

99.1	Press Release Dated August 30, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APARTMENT INCOME REIT CORP.

Date:	August 30, 2023	By:	/s/ Paul Beldin
Paul Beldin Executive Vice President and Chief Financial Officer

APARTMENT INCOME REIT, L.P.
By: AIR-GP, Inc., its General Partner
		By:	/s/ Paul Beldin
Paul Beldin Executive Vice President and Chief Financial Officer